EXHIBIT 24.1

POWER OF ATTORNEY

S-8 Registration Statement

The undersigned hereby constitutes and appoints Alexander Tokman, Thomas M. Walker and David J. Westgor, and each of them, severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in his or her name, place and stead, in any and all capacities, a Registration Statement on Form S-8 (the “Registration Statement”) of MicroVision, Inc. (the “Company”), any and all amendments or supplements (including post-effective amendments) to the Registration Statement and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

By: /s/ Richard A. Cowell

Printed Name: Richard A. Cowell

Title: Director

POWER OF ATTORNEY

S-8 Registration Statement

The undersigned hereby constitutes and appoints Alexander Tokman, Thomas M. Walker and David J. Westgor, and each of them, severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in his or her name, place and stead, in any and all capacities, a Registration Statement on Form S-8 (the “Registration Statement”) of MicroVision, Inc. (the “Company”), any and all amendments or supplements (including post-effective amendments) to the Registration Statement and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

By: /s/ Slade Gorton

Printed Name: Slade Gorton

Title: Director

POWER OF ATTORNEY

S-8 Registration Statement

The undersigned hereby constitutes and appoints Alexander Tokman, Thomas M. Walker and David J. Westgor, and each of them, severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in his or her name, place and stead, in any and all capacities, a Registration Statement on Form S-8 (the “Registration Statement”) of MicroVision, Inc. (the “Company”), any and all amendments or supplements (including post-effective amendments) to the Registration Statement and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

By: /s/ Jeanette Horan

Printed Name: Jeanette Horan

Title: Director

POWER OF ATTORNEY

S-8 Registration Statement

The undersigned hereby constitutes and appoints Alexander Tokman, Thomas M. Walker and David J. Westgor, and each of them, severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in his or her name, place and stead, in any and all capacities, a Registration Statement on Form S-8 (the “Registration Statement”) of MicroVision, Inc. (the “Company”), any and all amendments or supplements (including post-effective amendments) to the Registration Statement and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

By: /s/ Perry Mulligan

Printed Name: Perry Mulligan

Title: Director

POWER OF ATTORNEY

S-8 Registration Statement

The undersigned hereby constitutes and appoints Alexander Tokman, Thomas M. Walker and David J. Westgor, and each of them, severally, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to sign in his or her name, place and stead, in any and all capacities, a Registration Statement on Form S-8 (the “Registration Statement”) of MicroVision, Inc. (the “Company”), any and all amendments or supplements (including post-effective amendments) to the Registration Statement and any other instruments or documents that said attorneys-in-fact and agents may deem necessary or desirable to enable the Company to comply with the Securities Act of 1933, as amended, and any requirements of the Securities and Exchange Commission in respect thereof, and to file the same, with all exhibits thereto, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing as they deem necessary, appropriate or desirable to be performed, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that each such attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

By: /s/ Brian Turner

Printed Name: Brian Turner

Title: Director